Micron®
Products, Inc.
a subsidiary of Arrhythmia
Research Technology, Inc.

Investor Presentation

June 2015



Salvatore Emma, Jr.
President & Chief Executive Officer

Derek T. Welch
Chief Financial Officer

www.arthrt.com
www.micronproducts.com
www.micronmedical.com

NYSE MKT: HRT

Safe Harbor Statement

These slides (and the accompanying oral discussion) contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including but not limited to our ability to retain order volumes from customers who represent significant proportions of net revenue; our ability to maintain our pricing model, offset higher costs with price increases and/or decrease our cost of sales; variability of customer delivery requirements; the level of sales of higher margin products and services; our ability to renew our credit facility and manage our level of debt and provisions in the debt agreements which could make the Company sensitive to the effects of economic downturns and limit our ability to react to changes in the economy or our industry; failure to comply with financial and other covenants in our credit facility; volatility in commodity and energy prices and our ability to offset higher costs with price increases; continued availability of supplies or materials used in manufacturing at competitive prices; variations in the mix of products sold; and amount and timing of investments in capital equipment, sales and marketing, engineering and information technology resources. More information about factors that potentially could affect the Company's financial results is included in the Company's annual report on Form 10-K and other reports filed with the Securities and Exchange Commission.

Who We Are

Arrhythmia Research Technology, Inc. → **NYSE MKT HRT** ← Micron Products, Inc.

A diversified contract manufacturing organization that produces highly-engineered, innovative medical device technologies requiring precision machining and injection molding

Market Capitalization	**$18.2 million**	**AVG Daily Volume *(3 mos.)***	**5,060**
Recent Closing Price	**$6.54**	**Ownership:**	
52 Week Low-High	**$5.50 - $7.95**	▪ **Institutional**	**20.5%**
Shares Outstanding	**2.8 million**	▪ **Insider**	**8.9%**

14001 | OHSAS 18001 | ISO 13485 | ISO 9001 | ITAR

ATF Licensed | FDA Registered

Market data as of June 10, 2015, Source: Bloomberg, Shares Outstanding as of May 13, 2015; Ownership as of most recent filing

Strategy For Growth

A New HRT

Capitalize on distinct advantages

- Speed-to-market expertise
- Engineering design
- Enhanced product performance
- Superior, reliable and proprietary manufacturing processes

Build best-in-class quality organization

Invest in expanded capabilities

Increase penetration in medical device contract manufacturing

Building the Micron Brand

Major contract manufacturing growth opportunities


Micron Medical
Micron Precision Molding
Micron Defense

Micron® PRODUCTS, INC.

Custom manufacturing organization focused on the medical device industry

MicronMedical™
A DIVISION OF MICRON PRODUCTS, INC.

Best-in-class orthopedic reconstruction implants and instrumentation



Market Size $8 billion outsourced market



Differentiators

- Rapid production of personalized and custom implants; offer just-in-time (JIT) replenishment for customers
- State-of-the-art machining equipment produces complex components to tight tolerances; surface finishes among highest in quality
- FDA-registered facilities and ISO 13485 certification
- Greater than 100 years of combined industry experience



Micron Medical™

A DIVISION OF MICRON PRODUCTS, INC.

Leading manufacturer of silver/silver chloride sensors for electrodes

Market Size $30 million



Differentiators

- Unique process guarantees durability and superior electrical performance: higher quality, higher yields
- Meets or exceeds all AAMI industry standards and customer specifications
- FDA-registered facilities and ISO 13485 certification
- Serving the medical electrode industry since 1978



Micron Molding

Expert in high precision injection molding

Market Size >$300 billion

Differentiators

- High-quality repeatable processes; Engineered-to-order
- Expertise to produce to extremely tight tolerances required by medical, defense and industrial markets
- Molding capacity from 15-tons through 300-tons
- More than 35 horizontal and vertical injection molding machines for high volume and low volume applications
- Environmentally-controlled manufacturing



Forward Looking Infrared Scope Diopter Ring



Class 10,000 Clean Room Molding/Assembly



Festooned Clip for Auto Seat Bolstering

Micron Defense

Partnering in design and development

Markets

Military, Law enforcement



Differentiators

- ITAR registered
- Early involvement in product lifecycle through commercialized product
- Address specific engineering challenges in custom plastic injection molding
- Highly engineered design and proprietary production process


BIP
MO

Customer

SDI
SAFE • EFFECTIVE • RELIABLE

Security Devices International (SDI) is a defense technology company specializing in the development of innovative next generation less-lethal 40mm ammunition.



Financial Overview

Top-line Growth

($ in millions)



Net Sales
7% CAGR
(2012 – Q1 15 TTM)
$20.6
$21.3
$24.1
$23.9
2012
2013
2014
Q1 2015 TTM

- Net sales growth across all product lines in 2014
- Process changes in Q1 2015 impacted orthopedic implant component sales
- Leverage impact multiplies over ~$6 million of revenue per quarter

Diverse Net Sales Composition

By Industry


Automotive
9%
Consumer
5%
Military & Law
Enforcement 5%
Medical
81%

By Geographic Market


Other
2%
Asia 22%
Europe
6%
Canada
15%
United
States
55%

Q1 2015 TTM Revenue: $23.9 million

Improving Profitability

($ in millions)


Gross Profit
and Margin
$2.8
$3.0
$4.6
$4.1
13.5%
14.2%
19.3%
17.3%
2012
2013
2014
Q1 2015
TTM

- Higher volume, product mix, and productivity improvements drove 2014 margin expansion
- Q1 2015 reflects lower orthopedic sales and increased investments in quality function
- LEAN production processes
- Strong operating leverage
- Cost containment take-out practices

Prudent Cost Discipline

($ in millions)

SG&A



$4.0
$3.7
$3.3
$3.4
% of
Net Sales
19%
17%
14%
14%
2012
2013
2014
Q1 2015
TTM

R&D



$0.5
$0.3
$0.4
$0.4
% of
Net Sales
2%
2%
2%
2%
2012
2013
2014
Q1 2015
TTM

- Renewed cost discipline and reallocation of resources
- Increased marketing expenses in 2014 to support growth strategies
- Expanding R&D focus

Focus on Cash Generation

($ in millions)



Adjusted EBITDA*
and Margin
($0.2)
$0.6
2.8%
$2.5
10.2%
$1.9
8.0%
2012
2013
2014
Q1 2015
TTM



Operating Income
and Margin
(15.6)%
($3.2)
(4.5)%
($1.0)
$0.9
3.7%
$0.4
1.5%
2012**
2013
2014
Q1 2015
TTM

- Strengthened earnings power from operating leverage on volume
- 2014 Adjusted EBITDA margin expanded 7.4 points
- Generated $1.8 million in cash from operating activities in 2014

See supplemental slides for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA.

*** Includes goodwill impairment of $1.5 million*

Improving Balance Sheet

($ in millions)

Capital Expenditures



$1.3
$1.6
$1.5
$0.2
2012
2013
2014
Q1 2015 YTD

Total Debt to Total Capitalization



17.5%
45.7%
37.5%
37.9%
2012
2013
2014
Q1 2015

Working Capital as a % of Net Sales



5.5%
16.3%
5.4%
23.3%
2012
2013
2014
Q1 2015

- Utilized growing cash from operations to pay down debt
- Reduced the outstanding balance on the revolving line of credit by $0.7 million in 2014
- Capital investments for additional tooling and productivity enhancements

Reinventing Micron

A best-in-class medical device contract manufacturer

- New, experienced leadership team driving growth
- Win new customers and expand capabilities in orthopedic implant market
- Leverage expertise in engineering and development to manufacture proprietary products for OEMs
- Build on solid foundation of quality and execution while continuing improvement in efficiency and productivity
- Strengthen existing customer relationships and grow new opportunities by adding complementary medical device capabilities in precision molding
- Capture greater market share in sensors

Micron Products, Inc.
a subsidiary of Arrhythmia Research Technology, Inc.

Investor Presentation

June 2015



www.arthrt.com
www.micronproducts.com
www.micronmedical.com

NYSE MKT: ***HRT***



Supplemental Information

Adjusted EBITDA Reconciliation

($ in thousands)

	2012					2013					2014					2015
	Q1	Q2	Q3	Q4	2012	Q1	Q2	Q3	Q4	2013	Q1	Q2	Q3	Q4	2014	Q1
Net Income	$ (436)	$ (1,045)	$ (3,449)	$ (1,208)	$ (6,138)	$ (6)	$ (2,890)	$ (566)	$ (77)	$ (3,538)	$ 257	$ 240	$ 130	$ 32	$ 659	$ 108
Discontinued Operations	770	757	1,996	237	3,761	8	13	(4)	3	19	2	(1)	-	-	2	(363)
Net income (loss) from continuing operations	$ 334	$ (288)	$ (1,453)	$ (971)	$ (2,377)	$ 2	$ (2,877)	$ (570)	$ (74)	$ (3,519)	$ 259	$ 240	$ 130	$ 32	$ 661	$ (255)
Income Tax Provision (benefit)	(96)	(217)	(296)	(266)	(876)	(85)	2,352	-	-	2,268	1	1	-	(0)	2	-
Other Income	8	0	0	1	9	0	(8)	(0)	(18)	(26)	(2)	(47)	4	(1)	(46)	(14)
Interest Expense	-	7	8	9	24	11	197	51	60	319	70	71	66	67	274	66
Depreciation and Amortization	349	354	372	344	1,419	337	351	377	379	1,444	385	365	427	362	1,539	356
Stock Compensation Expense	38	27	20	28	113	14	14	13	64	105	11	15	(4)	11	33	7
Goodwill Impairment	-	-	1,480	-	1,480	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 632	$ (117)	$ 131	$ (855)	$ (208)	$ 280	$ 28	$ (128)	$ 412	$ 592	$ 725	$ 645	$ 622	$ 471	$ 2,463	$ 160
as a % of a net sales	*10.8%*	*-2.4%*	*2.6%*	*-18.2%*	*-1.3%*	*5.0%*	*0.7%*	*-2.7%*	*6.6%*	*2.8%*	*12.0%*	*10.2%*	*10.4%*	*8.2%*	*10.2%*	*2.7%*

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, this presentation contains information about Adjusted EBITDA (income from continuing operations adjusted for income taxes, other income and expense, interest, depreciation and amortization, and share-based compensation expense), which is a non-GAAP measure. The Company believes Adjusted EBITDA allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Adjusted EBITDA is not calculated through the application of GAAP. Accordingly, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

For more information, contact:

Deborah Pawlowski
Kei Advisors LLC
716.843.3908
dpawlowski@keiadvisors.com

Craig Mychajluk
Kei Advisors LLC
716.843.3832
cmychajluk@keiadvisors.com

Or visit us at:

www.arthrt.com

www.micronproducts.com

www.micronmedical.com